THIRD AMENDMENT TO
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         THIS THIRD AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN ("Second Amendment"), dated effective as of January 1, 2002, is made and entered into by and between Core Laboratories N.V.. (the "Company") and John D. Denson ("Executive").

         WHEREAS, the Company and Executive have heretofore entered into that certain Core Laboratories Supplemental Executive Retirement Plan, as amended and effective as of January 1, 2002 (the "SERP"), pursuant to which Executive may receive additional but deferred compensation; and

         WHEREAS, the Company and Executive desire to amend the SERP in certain respects;

         NOW, THEREFORE, in consideration of the premises set forth above and the mutual agreements set forth herein, the Company and Executive hereby agree as follows, effective as of the date first above written:

1. Section 1.1(3) shall be deleted in its entirety and shall be replaced with the following:

                  "Cause" shall mean Executive has been convicted of a felony or a misdemeanor involving moral turpitude.


2. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and any successors to the Company and all persons lawfully claiming under Executive.

3.       As amended hereby, the SERP is specifically ratified and reaffirmed.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the 15th day of April, 2002, effective as of the date first above written.

                      CORE LABORATORIES N.V.


                       By:
                           -------------------------------------------------
                                Jacobus Schouten
                                Managing Director of
                                Core Laboratories International B.V.
                                which is the sole managing director of
                                Core Laboratories N.V.

                                John D. Denson

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